Exhibit 99.2

The Travelers Companies, Inc.

Financial Supplement - Fourth Quarter 2012

The information included in the Financial Supplement is unaudited.  This document should be read in conjunction with the Company’s Form 10-K which will be filed with the Securities and Exchange Commission.

Index

The Travelers Companies, Inc.
Financial Highlights
($ and shares in millions, except per share data)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2011	2011	2011	2011	2012	2012	2012	2012	2011	2012

Net income (loss)	$839	$(364)	$333	$618	$806	$499	$864	$304	$1,426	$2,473
Net income (loss) per share:
Basic	$1.94	$(0.88)	$0.80	$1.52	$2.04	$1.27	$2.23	$0.79	$3.40	$6.35
Diluted	$1.92	$(0.88)	$0.79	$1.51	$2.02	$1.26	$2.21	$0.78	$3.36	$6.30

Operating income (loss)	$826	$(377)	$332	$609	$801	$495	$867	$278	$1,390	$2,441
Operating income (loss) per share:
Basic	$1.91	$(0.91)	$0.79	$1.50	$2.03	$1.27	$2.24	$0.72	$3.31	$6.27
Diluted	$1.89	$(0.91)	$0.79	$1.48	$2.01	$1.26	$2.22	$0.72	$3.28	$6.21

Return on equity	13.3%	(5.8)%	5.3%	10.0%	13.1%	8.0%	13.6%	4.7%	5.7%	9.8%
Operating return on equity	14.1%	(6.6)%	5.9%	11.1%	14.7%	9.0%	15.5%	5.0%	6.1%	11.0%

Total assets, at period end	$105,227	$106,443	$106,906	$104,575	$104,838	$104,330	$105,445	$104,938	$104,575	$104,938
Total equity, at period end	$25,243	$25,008	$25,172	$24,477	$24,872	$25,049	$25,905	$25,405	$24,477	$25,405

Book value per share, at period end	$59.91	$59.62	$60.98	$62.32	$63.81	$64.90	$67.81	$67.31	$62.32	$67.31
Less: Net unrealized investment gains, net of tax	4.30	5.30	6.45	7.31	7.28	7.72	8.68	8.22	7.31	8.22
Adjusted book value per share, at period end	$55.61	$54.32	$54.53	$55.01	$56.53	$57.18	$59.13	$59.09	$55.01	$59.09

Weighted average number of common shares outstanding (basic)	428.2	418.6	415.0	403.0	392.0	388.0	384.0	381.0	415.8	386.2
Weighted average number of common shares outstanding and common stock equivalents (diluted)	434.4	418.6	418.5	407.0	395.8	391.6	387.9	385.3	420.5	389.8
Common shares outstanding at period end	420.3	419.5	412.8	392.8	389.8	386.0	382.0	377.4	392.8	377.4

Common stock dividends declared	$155	$175	$173	$166	$162	$181	$179	$178	$669	$700

Common stock repurchased:
Under Board of Director authorization
Shares	18.9	3.9	7.3	20.9	6.0	5.6	5.4	5.4	51.0	22.4
Cost	$1,100	$237	$375	$1,188	$350	$350	$350	$400	$2,900	$1,450
Other
Shares	0.8	0.6	—	—	0.8	—	—	0.1	1.4	0.9
Cost	$46	$36	$—	$—	$52	$1	$—	$2	$82	$55

Certain prior period amounts have been restated to conform to the 2012 presentation.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc
Reconciliation to Net Income (Loss) and Earnings Per Share
($ and shares in millions, except earnings per share)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2011	2011	2011	2011	2012	2012	2012	2012	2011	2012
Net income (loss)
Operating income (loss)	$826	$(377)	$332	$609	$801	$495	$867	$278	$1,390	$2,441
Net realized investment gains (losses)	13	13	1	9	5	4	(3)	26	36	32
Net income (loss)	$839	$(364)	$333	$618	$806	$499	$864	$304	$1,426	$2,473

Basic earnings per share
Operating income (loss)	$1.91	$(0.91)	$0.79	$1.50	$2.03	$1.27	$2.24	$0.72	$3.31	$6.27
Net realized investment gains (losses)	0.03	0.03	0.01	0.02	0.01	—	(0.01)	0.07	0.09	0.08
Net income (loss)	$1.94	$(0.88)	$0.80	$1.52	$2.04	$1.27	$2.23	$0.79	$3.40	$6.35

Diluted earnings per share
Operating income (loss)	$1.89	$(0.91)	$0.79	$1.48	$2.01	$1.26	$2.22	$0.72	$3.28	$6.21
Net realized investment gains (losses)	0.03	0.03	—	0.03	0.01	—	(0.01)	0.06	0.08	0.09
Net income (loss)	$1.92	$(0.88)	$0.79	$1.51	$2.02	$1.26	$2.21	$0.78	$3.36	$6.30

Adjustments to net income (loss) and weighted average shares for net income (loss) EPS calculations: (1)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2011	2011	2011	2011	2012	2012	2012	2012	2011	2012
Basic
Net income (loss), as reported	$839	$(364)	$333	$618	$806	$499	$864	$304	$1,426	$2,473
Participating share-based awards - allocated income	(7)	(2)	(2)	(5)	(6)	(4)	(6)	(2)	(11)	(19)
Preferred stock dividends	(1)	—	—	—	—	—	—	—	(1)	—
Net income (loss) available to common shareholders - basic	$831	$(366)	$331	$613	$800	$495	$858	$302	$1,414	$2,454

Diluted
Net income (loss) available to common shareholders - basic	$831	$(366)	$331	$613	$800	$495	$858	$302	$1,414	$2,454
Effect of dilutive securities:
Convertible preferred stock	1	—	—	—	—	—	—	—	1	—
Net income (loss) available to common shareholders - diluted	$832	$(366)	$331	$613	$800	$495	$858	$302	$1,415	$2,454

Common Shares
Basic
Weighted average shares outstanding	428.2	418.6	415.0	403.0	392.0	388.0	384.0	381.0	415.8	386.2

Diluted
Weighted average shares outstanding	428.2	418.6	415.0	403.0	392.0	388.0	384.0	381.0	415.8	386.2
Weighted average effects of dilutive securities:
Stock options and performance shares	4.6	—	3.5	4.0	3.8	3.6	3.9	4.3	4.0	3.6
Convertible preferred stock	1.6	—	—	—	—	—	—	—	0.7	—
Diluted weighted average shares outstanding	434.4	418.6	418.5	407.0	395.8	391.6	387.9	385.3	420.5	389.8

(1)  Adjustments to net income (loss) and weighted average shares for net income (loss) EPS calculations can also be used for the operating income (loss) EPS calculations.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc.
Statement of Income (Loss) - Consolidated
($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2011	2011	2011	2011	2012	2012	2012	2012	2011	2012

Revenues
Premiums	$5,371	$5,503	$5,605	$5,611	$5,523	$5,529	$5,666	$5,639	$22,090	$22,357
Net investment income	779	758	690	652	740	738	722	689	2,879	2,889
Fee income	74	74	79	69	82	59	92	90	296	323
Net realized investment gains (losses)	20	19	2	14	10	4	(2)	39	55	51
Other revenues	34	34	31	27	37	29	34	20	126	120
Total revenues	6,278	6,388	6,407	6,373	6,392	6,359	6,512	6,477	25,446	25,740

Claims and expenses
Claims and claim adjustment expenses	3,382	5,141	4,136	3,617	3,364	3,786	3,359	4,167	16,276	14,676
Amortization of deferred acquisition costs	948	970	982	976	971	976	986	977	3,876	3,910
General and administrative expenses	883	907	860	906	884	893	904	929	3,556	3,610
Interest expense	96	97	97	96	96	96	93	93	386	378
Total claims and expenses	5,309	7,115	6,075	5,595	5,315	5,751	5,342	6,166	24,094	22,574

Income (loss) before income taxes	969	(727)	332	778	1,077	608	1,170	311	1,352	3,166
Income tax expense (benefit)	130	(363)	(1)	160	271	109	306	7	(74)	693
Net income (loss)	$839	$(364)	$333	$618	$806	$499	$864	$304	$1,426	$2,473

Other-than-temporary impairments (OTTI):
Total OTTI gains (losses)	$2	$5	$9	$14	$—	$11	$17	$(1)	$30	$27
OTTI losses recognized in net realized investment gains (losses)	$(4)	$(4)	$(12)	$(5)	$(4)	$(4)	$(3)	$(4)	$(25)	$(15)
OTTI gains recognized in other comprehensive income	$6	$9	$21	$19	$4	$15	$20	$3	$55	$42

Other statistics
Effective tax rate on net investment income	20.2%	20.1%	18.6%	16.9%	19.9%	20.2%	20.0%	19.2%	19.1%	19.8%
Net investment income (after-tax)	$622	$606	$561	$541	$593	$589	$578	$556	$2,330	$2,316

Catastrophes, net of reinsurance:
Pre-tax	$186	$1,668	$606	$102	$168	$549	$91	$1,054	$2,562	$1,862
After-tax	$122	$1,085	$394	$68	$109	$357	$59	$689	$1,669	$1,214

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc.
Net Income (Loss) by Major Component and Combined Ratio - Consolidated
($ in millions, net of tax)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2011	2011	2011	2011	2012	2012	2012	2012	2011	2012

Underwriting gain (loss)	$249	$(924)	$(185)	$115	$248	$(47)	$327	$(232)	$(745)	$296
Net investment income	622	606	561	541	593	589	578	556	2,330	2,316
Other, including interest expense	(45)	(59)	(44)	(47)	(40)	(47)	(38)	(46)	(195)	(171)
Operating income (loss)	826	(377)	332	609	801	495	867	278	1,390	2,441
Net realized investment gains (losses)	13	13	1	9	5	4	(3)	26	36	32
Net income (loss)	$839	$(364)	$333	$618	$806	$499	$864	$304	$1,426	$2,473

GAAP combined ratio (1) (2)
Loss and loss adjustment expense ratio	62.1%	92.6%	72.9%	63.7%	60.1%	68.1%	58.4%	73.0%	72.9%	64.9%
Underwriting expense ratio	32.6%	32.4%	31.6%	32.2%	32.1%	32.4%	31.9%	32.4%	32.2%	32.2%
Combined ratio	94.7%	125.0%	104.5%	95.9%	92.2%	100.5%	90.3%	105.4%	105.1%	97.1%
GAAP combined ratio excluding incremental impact of direct to consumer initiative	93.8%	124.1%	103.6%	95.1%	91.4%	99.8%	89.3%	104.6%	104.2%	96.3%

Impact of catastrophes on combined ratio	3.4%	30.3%	10.8%	1.8%	3.1%	10.0%	1.6%	18.7%	11.6%	8.3%
Impact of prior year reserve development on combined ratio	-4.4%	-3.1%	-3.3%	-2.3%	-5.5%	-4.0%	-3.4%	-4.0%	-3.2%	-4.2%

(1)  Before policyholder dividends.

(2)  Billing and policy fees and other, which are a component of other revenues, are allocated as a reduction of underwriting expenses.  In addition, fee income is allocated as a reduction of losses and loss adjustment expenses and underwriting expenses as follows:

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2011	2011	2011	2011	2012	2012	2012	2012	2011	2012
Billing and policy fees and other	$26	$25	$26	$25	$27	$25	$24	$22	$102	$98
Fee income:
Loss and loss adjustment expenses	$33	$34	$38	$28	$35	$11	$40	$38	$133	$124
Underwriting expenses	41	40	41	41	47	48	52	52	163	199
Total fee income	$74	$74	$79	$69	$82	$59	$92	$90	$296	$323

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc.
Operating Income (Loss) - Consolidated
($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2011	2011	2011	2011	2012	2012	2012	2012	2011	2012

Revenues
Premiums	$5,371	$5,503	$5,605	$5,611	$5,523	$5,529	$5,666	$5,639	$22,090	$22,357
Net investment income	779	758	690	652	740	738	722	689	2,879	2,889
Fee income	74	74	79	69	82	59	92	90	296	323
Other revenues	34	34	31	27	37	29	34	20	126	120
Total revenues	6,258	6,369	6,405	6,359	6,382	6,355	6,514	6,438	25,391	25,689

Claims and expenses
Claims and claim adjustment expenses	3,382	5,141	4,136	3,617	3,364	3,786	3,359	4,167	16,276	14,676
Amortization of deferred acquisition costs	948	970	982	976	971	976	986	977	3,876	3,910
General and administrative expenses	883	907	860	906	884	893	904	929	3,556	3,610
Interest expense	96	97	97	96	96	96	93	93	386	378
Total claims and expenses	5,309	7,115	6,075	5,595	5,315	5,751	5,342	6,166	24,094	22,574

Operating income (loss) before income taxes	949	(746)	330	764	1,067	604	1,172	272	1,297	3,115
Income tax expense (benefit)	123	(369)	(2)	155	266	109	305	(6)	(93)	674
Operating income (loss)	$826	$(377)	$332	$609	$801	$495	$867	$278	$1,390	$2,441

Other statistics
Effective tax rate on net investment income	20.2%	20.1%	18.6%	16.9%	19.9%	20.2%	20.0%	19.2%	19.1%	19.8%
Net investment income (after-tax)	$622	$606	$561	$541	$593	$589	$578	$556	$2,330	$2,316

Catastrophes, net of reinsurance:
Pre-tax	$186	$1,668	$606	$102	$168	$549	$91	$1,054	$2,562	$1,862
After-tax	$122	$1,085	$394	$68	$109	$357	$59	$689	$1,669	$1,214

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc.
Selected Statistics - Property and Casualty Operations
($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2011	2011	2011	2011	2012	2012	2012	2012	2011	2012
Statutory underwriting
Gross written premiums	$5,961	$6,124	$6,226	$5,576	$6,073	$6,240	$6,271	$5,725	$23,887	$24,309
Net written premiums	$5,437	$5,817	$5,672	$5,261	$5,497	$5,868	$5,697	$5,385	$22,187	$22,447

Net earned premiums	$5,371	$5,503	$5,605	$5,611	$5,523	$5,529	$5,666	$5,639	$22,090	$22,357
Losses and loss adjustment expenses	3,342	5,100	4,094	3,570	3,318	3,791	3,310	4,119	16,106	14,538
Underwriting expenses	1,772	1,837	1,812	1,735	1,797	1,838	1,840	1,780	7,156	7,255
Statutory underwriting gain (loss)	257	(1,434)	(301)	306	408	(100)	516	(260)	(1,172)	564
Policyholder dividends	10	8	11	15	12	11	11	12	44	46
Statutory underwriting gain (loss) after policyholder dividends	$247	$(1,442)	$(312)	$291	$396	$(111)	$505	$(272)	$(1,216)	$518

Other statutory statistics
Reserves for losses and loss adjustment expenses	$40,301	$41,482	$41,238	$40,899	$40,791	$40,925	$40,528	$40,656	$40,899	$40,656
Increase (decrease) in reserves	$66	$1,181	$(244)	$(339)	$(108)	$134	$(397)	$128	$664	$(243)
Statutory basis surplus	$20,588	$20,224	$19,842	$19,174	$19,867	$19,841	$20,291	$20,048	$19,174	$20,048
Net written premiums/surplus (1)	1.06:1	1.09:1	1.12:1	1.16:1	1.12:1	1.12:1	1.10:1	1.12:1	1.16:1	1.12:1

(1)  Based on 12 months of rolling net written premiums.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc.
Written and Earned Premiums - Property and Casualty Operations
($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2011	2011	2011	2011	2012	2012	2012	2012	2011	2012
Written premiums
Gross	$5,961	$6,124	$6,226	$5,576	$6,073	$6,240	$6,271	$5,725	$23,887	$24,309
Ceded	(524)	(307)	(554)	(315)	(576)	(372)	(574)	(340)	(1,700)	(1,862)
Net	$5,437	$5,817	$5,672	$5,261	$5,497	$5,868	$5,697	$5,385	$22,187	$22,447

Earned premiums
Gross	$5,804	$5,920	$6,031	$6,032	$5,973	$5,985	$6,132	$6,110	$23,787	$24,200
Ceded	(433)	(417)	(426)	(421)	(450)	(456)	(466)	(471)	(1,697)	(1,843)
Net	$5,371	$5,503	$5,605	$5,611	$5,523	$5,529	$5,666	$5,639	$22,090	$22,357

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc.
Operating Income - Business Insurance
($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2011	2011	2011	2011	2012	2012	2012	2012	2011	2012

Revenues
Premiums	$2,745	$2,802	$2,890	$2,890	$2,876	$2,860	$2,982	$2,973	$11,327	$11,691
Net investment income	556	541	487	457	532	536	524	498	2,041	2,090
Fee income	74	74	78	69	82	58	92	90	295	322
Other revenues	9	10	8	4	14	8	9	9	31	40
Total revenues	3,384	3,427	3,463	3,420	3,504	3,462	3,607	3,570	13,694	14,143

Claims and expenses
Claims and claim adjustment expenses	1,773	2,579	2,204	1,891	1,709	2,049	1,906	2,193	8,447	7,857
Amortization of deferred acquisition costs	444	457	460	454	467	465	477	475	1,815	1,884
General and administrative expenses	473	492	471	508	498	504	504	514	1,944	2,020
Total claims and expenses	2,690	3,528	3,135	2,853	2,674	3,018	2,887	3,182	12,206	11,761

Operating income (loss) before federal income taxes	694	(101)	328	567	830	444	720	388	1,488	2,382
Income tax expense (benefit)	90	(112)	34	122	218	82	177	62	134	539
Operating income	$604	$11	$294	$445	$612	$362	$543	$326	$1,354	$1,843

Other statistics
Effective tax rate on net investment income	20.0%	19.9%	18.2%	17.1%	20.0%	20.3%	20.1%	19.1%	18.9%	19.9%
Net investment income (after-tax)	$445	$433	$398	$379	$425	$428	$419	$402	$1,655	$1,674

Catastrophes, net of reinsurance:
Pre-tax	$112	$697	$195	$14	$53	$252	$50	$439	$1,018	$794
After-tax	$73	$453	$127	$9	$34	$164	$33	$285	$662	$516

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc.
Operating Income by Major Component and Combined Ratio - Business Insurance
($ in millions, net of tax)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2011	2011	2011	2011	2012	2012	2012	2012	2011	2012

Underwriting gain (loss)	$153	$(429)	$(110)	$63	$177	$(71)	$117	$(82)	$(323)	$141
Net investment income	445	433	398	379	425	428	419	402	1,655	1,674
Other	6	7	6	3	10	5	7	6	22	28
Operating income	$604	$11	$294	$445	$612	$362	$543	$326	$1,354	$1,843

GAAP combined ratio (1) (2)
Loss and loss adjustment expense ratio	63.1%	90.6%	74.8%	64.1%	57.8%	71.0%	62.3%	72.2%	73.1%	65.9%
Underwriting expense ratio	31.8%	32.3%	30.6%	31.7%	31.8%	32.0%	31.0%	31.3%	31.6%	31.5%
Combined ratio	94.9%	122.9%	105.4%	95.8%	89.6%	103.0%	93.3%	103.5%	104.7%	97.4%

Impact of catastrophes on combined ratio	4.1%	24.9%	6.8%	0.5%	1.8%	8.8%	1.7%	14.7%	9.0%	6.8%
Impact of prior year reserve development on combined ratio	-5.2%	-1.0%	-0.9%	-1.7%	-8.6%	-2.0%	-1.4%	-4.0%	-2.2%	-4.0%

(1)  Before policyholder dividends.

(2)  Billing and policy fees and other, which are a component of other revenues, are allocated as a reduction of underwriting expenses.  In addition, fee income is allocated as a reduction of losses and loss adjustment expenses and underwriting expenses as follows:

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2011	2011	2011	2011	2012	2012	2012	2012	2011	2012
Billing and policy fees and other	$5	$4	$5	$5	$5	$5	$5	$4	$19	$19
Fee income:
Loss and loss adjustment expenses	$33	$34	$37	$28	$35	$10	$40	$38	$132	$123
Underwriting expenses	41	40	41	41	47	48	52	52	163	199
Total fee income	$74	$74	$78	$69	$82	$58	$92	$90	$295	$322

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc.
Selected Statistics - Business Insurance
($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2011	2011	2011	2011	2012	2012	2012	2012	2011	2012

Statutory underwriting
Gross written premiums	$3,306	$3,094	$3,205	$2,813	$3,429	$3,280	$3,382	$3,020	$12,418	$13,111
Net written premiums	$3,020	$2,879	$2,826	$2,615	$3,100	$3,026	$2,962	$2,784	$11,340	$11,872

Net earned premiums	$2,745	$2,802	$2,890	$2,890	$2,876	$2,860	$2,982	$2,973	$11,327	$11,691
Losses and loss adjustment expenses	1,736	2,540	2,167	1,846	1,663	2,057	1,860	2,147	8,289	7,727
Underwriting expenses	899	918	898	864	940	928	937	894	3,579	3,699
Statutory underwriting gain (loss)	110	(656)	(175)	180	273	(125)	185	(68)	(541)	265
Policyholder dividends	7	5	7	13	10	8	9	10	32	37
Statutory underwriting gain (loss) after policyholder dividends	$103	$(661)	$(182)	$167	$263	$(133)	$176	$(78)	$(573)	$228

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc.
Net Written Premiums - Business Insurance
($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2011	2011	2011	2011	2012	2012	2012	2012	2011	2012

Net written premiums by market
Select Accounts	$732	$738	$666	$648	$718	$721	$679	$657	$2,784	$2,775
Commercial Accounts	822	659	747	662	861	717	805	718	2,890	3,101
National Accounts	211	188	176	207	235	226	202	244	782	907
Industry-Focused Underwriting	628	579	649	551	648	636	671	599	2,407	2,554
Target Risk Underwriting	413	468	356	350	429	486	382	369	1,587	1,666
Specialized Distribution	209	246	231	194	208	242	222	198	880	870
Total core	3,015	2,878	2,825	2,612	3,099	3,028	2,961	2,785	11,330	11,873
Business Insurance other	5	1	1	3	1	(2)	1	(1)	10	(1)
Total	$3,020	$2,879	$2,826	$2,615	$3,100	$3,026	$2,962	$2,784	$11,340	$11,872

Net written premiums by product line
Commercial multi-peril	$841	$780	$743	$732	$819	$777	$769	$735	$3,096	$3,100
Workers’ compensation	854	678	750	677	944	800	849	807	2,959	3,400
Commercial automobile	493	505	515	442	489	499	498	438	1,955	1,924
Property	414	468	354	359	416	481	373	377	1,595	1,647
General liability	415	442	448	400	426	464	452	423	1,705	1,765
Other	3	6	16	5	6	5	21	4	30	36
Total	$3,020	$2,879	$2,826	$2,615	$3,100	$3,026	$2,962	$2,784	$11,340	$11,872

National Accounts
Additions to claim volume under administration (1)	$540	$416	$412	$490	$639	$472	$480	$549	$1,858	$2,140
Written fees	$73	$63	$63	$64	$88	$77	$77	$74	$263	$316

(1)  Includes new and renewal business.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc.
Operating Income - Financial, Professional & International Insurance
($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2011	2011	2011	2011	2012	2012	2012	2012	2011	2012

Revenues
Premiums	$773	$810	$799	$792	$737	$766	$772	$770	$3,174	$3,045
Net investment income	106	105	101	102	104	99	97	95	414	395
Fee income	—	—	1	—	—	1	—	—	1	1
Other revenues	7	6	6	7	8	5	8	5	26	26
Total revenues	886	921	907	901	849	871	877	870	3,615	3,467

Claims and expenses
Claims and claim adjustment expenses	433	378	297	379	341	302	309	362	1,487	1,314
Amortization of deferred acquisition costs	147	152	154	150	143	149	149	148	603	589
General and administrative expenses	160	160	162	166	165	165	165	172	648	667
Total claims and expenses	740	690	613	695	649	616	623	682	2,738	2,570

Operating income before federal income taxes	146	231	294	206	200	255	254	188	877	897
Income tax expense	26	67	83	54	51	73	74	57	230	255
Operating income	$120	$164	$211	$152	$149	$182	$180	$131	$647	$642

Other statistics
Effective tax rate on net investment income	21.2%	21.2%	20.8%	15.8%	18.9%	19.7%	19.3%	19.1%	19.8%	19.2%
Net investment income (after-tax)	$84	$82	$81	$85	$85	$79	$78	$77	$332	$319

Catastrophes, net of reinsurance:
Pre-tax	$21	$14	$3	$17	$—	$4	$1	$45	$55	$50
After-tax	$15	$10	$2	$13	$—	$3	$—	$34	$40	$37

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc.
Operating Income by Major Component and Combined Ratio - Financial, Professional & International Insurance
($ in millions, net of tax)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2011	2011	2011	2011	2012	2012	2012	2012	2011	2012

Underwriting gain	$32	$78	$126	$63	$59	$99	$97	$50	$299	$305
Net investment income	84	82	81	85	85	79	78	77	332	319
Other	4	4	4	4	5	4	5	4	16	18
Operating income	$120	$164	$211	$152	$149	$182	$180	$131	$647	$642

GAAP combined ratio (1) (2)
Loss and loss adjustment expense ratio	55.6%	46.2%	36.8%	47.3%	46.0%	39.1%	39.7%	46.6%	46.4%	42.8%
Underwriting expense ratio	39.7%	38.6%	39.4%	40.0%	41.8%	40.9%	40.5%	41.7%	39.4%	41.3%
Combined ratio	95.3%	84.8%	76.2%	87.3%	87.8%	80.0%	80.2%	88.3%	85.8%	84.1%

Impact of catastrophes on combined ratio	2.7%	1.7%	0.4%	2.2%	0.0%	0.4%	0.1%	5.9%	1.7%	1.7%
Impact of prior year reserve development on combined ratio	-5.1%	-11.7%	-19.1%	-9.0%	-6.1%	-12.5%	-11.3%	-9.1%	-11.3%	-9.8%

(1)  Before policyholder dividends.

(2)  Fee income is allocated as a reduction of losses and loss adjustment expenses and underwriting expenses as follows:

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2011	2011	2011	2011	2012	2012	2012	2012	2011	2012
Fee income:
Loss and loss adjustment expenses	$—	$—	$1	$—	$—	$1	$—	$—	$1	$1
Underwriting expenses	—	—	—	—	—	—	—	—	—	—
Total fee income	$—	$—	$1	$—	$—	$1	$—	$—	$1	$1

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc.
Selected Statistics - Financial, Professional & International Insurance
($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2011	2011	2011	2011	2012	2012	2012	2012	2011	2012

Statutory underwriting
Gross written premiums	$810	$910	$854	$834	$791	$882	$763	$839	$3,408	$3,275
Net written premiums	$624	$879	$808	$791	$604	$840	$729	$808	$3,102	$2,981

Net earned premiums	$773	$810	$799	$792	$737	$766	$772	$770	$3,174	$3,045
Losses and loss adjustment expenses	430	375	294	375	341	299	307	359	1,474	1,306
Underwriting expenses	309	312	303	300	316	319	295	314	1,224	1,244
Statutory underwriting gain	34	123	202	117	80	148	170	97	476	495
Policyholder dividends	3	3	4	2	2	3	2	2	12	9
Statutory underwriting gain after policyholder dividends	$31	$120	$198	$115	$78	$145	$168	$95	$464	$486

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc.
Net Written Premiums - Financial, Professional & International Insurance
($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2011	2011	2011	2011	2012	2012	2012	2012	2011	2012

Net written premiums by market
Bond & Financial Products	$369	$533	$538	$513	$357	$524	$529	$514	$1,953	$1,924
International	255	346	270	278	247	316	200	294	1,149	1,057
Total	$624	$879	$808	$791	$604	$840	$729	$808	$3,102	$2,981

Net written premiums by product line
General liability	$135	$234	$230	$237	$143	$236	$233	$247	$836	$859
Fidelity & surety	196	264	260	237	172	248	246	229	957	895
International	255	346	270	278	247	316	200	294	1,149	1,057
Other	38	35	48	39	42	40	50	38	160	170
Total	$624	$879	$808	$791	$604	$840	$729	$808	$3,102	$2,981

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc.
Operating Income (Loss) - Personal Insurance
($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2011	2011	2011	2011	2012	2012	2012	2012	2011	2012

Revenues
Premiums	$1,853	$1,891	$1,916	$1,929	$1,910	$1,903	$1,912	$1,896	$7,589	$7,621
Net investment income	117	112	102	93	104	103	101	96	424	404
Other revenues	18	18	17	17	19	16	17	14	70	66
Total revenues	1,988	2,021	2,035	2,039	2,033	2,022	2,030	2,006	8,083	8,091

Claims and expenses
Claims and claim adjustment expenses	1,176	2,184	1,635	1,347	1,314	1,435	1,144	1,612	6,342	5,505
Amortization of deferred acquisition costs	357	361	368	372	361	362	360	354	1,458	1,437
General and administrative expenses	235	225	222	226	214	219	230	237	908	900
Total claims and expenses	1,768	2,770	2,225	1,945	1,889	2,016	1,734	2,203	8,708	7,842

Operating income (loss) before federal income taxes	220	(749)	(190)	94	144	6	296	(197)	(625)	249
Income tax expense (benefit)	50	(278)	(82)	17	36	(11)	90	(83)	(293)	32
Operating income (loss)	$170	$(471)	$(108)	$77	$108	$17	$206	$(114)	$(332)	$217

Other statistics
Effective tax rate on net investment income	20.0%	19.9%	18.5%	17.5%	20.1%	20.4%	20.2%	19.4%	19.0%	20.1%
Net investment income (after-tax)	$93	$91	$82	$77	$83	$82	$81	$77	$343	$323

Catastrophes, net of reinsurance:
Pre-tax	$53	$957	$408	$71	$115	$293	$40	$570	$1,489	$1,018
After-tax	$34	$622	$265	$46	$75	$190	$26	$370	$967	$661

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc.
Operating Income (Loss) by Major Component and Combined Ratio - Personal Insurance
($ in millions, net of tax)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2011	2011	2011	2011	2012	2012	2012	2012	2011	2012

Underwriting gain (loss)	$64	$(573)	$(201)	$(11)	$12	$(75)	$113	$(200)	$(721)	$(150)
Net investment income	93	91	82	77	83	82	81	77	343	323
Other	13	11	11	11	13	10	12	9	46	44
Operating income (loss)	$170	$(471)	$(108)	$77	$108	$17	$206	$(114)	$(332)	$217

GAAP combined ratio (1)
Loss and loss adjustment expense ratio	63.4%	115.6%	85.3%	69.9%	68.8%	75.4%	59.8%	85.0%	83.5%	72.3%
Underwriting expense ratio	30.8%	29.9%	29.7%	29.9%	29.0%	29.4%	29.9%	30.2%	30.1%	29.6%
Combined ratio	94.2%	145.5%	115.0%	99.8%	97.8%	104.8%	89.7%	115.2%	113.6%	101.9%
GAAP combined ratio excluding incremental impact of direct to consumer initiative	91.4%	143.2%	112.5%	97.4%	95.7%	102.9%	86.8%	113.1%	111.1%	99.6%

Impact of catastrophes on combined ratio	2.8%	50.7%	21.3%	3.7%	6.0%	15.3%	2.1%	30.1%	19.6%	13.4%
Impact of prior year reserve development on combined ratio	-3.0%	-2.4%	-0.3%	-0.3%	-0.5%	-3.5%	-3.4%	-1.8%	-1.5%	-2.3%

(1)  Billing and policy fees and other, which are a component of other revenues, are allocated as a reduction of underwriting expenses.  Billing and policy fees are as follows:

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2011	2011	2011	2011	2012	2012	2012	2012	2011	2012
Billing and policy fees and other	$21	$21	$21	$20	$22	$20	$19	$18	$83	$79

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc.
Selected Statistics - Personal Insurance
($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2011	2011	2011	2011	2012	2012	2012	2012	2011	2012

Statutory underwriting
Gross written premiums	$1,845	$2,120	$2,167	$1,929	$1,853	$2,078	$2,126	$1,866	$8,061	$7,923
Net written premiums	$1,793	$2,059	$2,038	$1,855	$1,793	$2,002	$2,006	$1,793	$7,745	$7,594

Net earned premiums	$1,853	$1,891	$1,916	$1,929	$1,910	$1,903	$1,912	$1,896	$7,589	$7,621
Losses and loss adjustment expenses	1,176	2,185	1,633	1,349	1,314	1,435	1,143	1,613	6,343	5,505
Underwriting expenses	564	607	611	571	541	591	608	572	2,353	2,312
Statutory underwriting gain (loss)	$113	$(901)	$(328)	$9	$55	$(123)	$161	$(289)	$(1,107)	$(196)

Policies in force (in thousands)
Automobile	2,559	2,570	2,574	2,571	2,554	2,505	2,436	2,361	2,571	2,361
Homeowners and other	5,183	5,210	5,226	5,225	5,195	5,133	5,020	4,898	5,225	4,898

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc.
Selected Statistics - Personal Insurance (Agency Automobile) (1)
($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2011	2011	2011	2011	2012	2012	2012	2012	2011	2012

Statutory underwriting

Gross written premiums	$923	$952	$950	$881	$904	$903	$911	$826	$3,706	$3,544
Net written premiums	$918	$948	$946	$876	$900	$899	$906	$822	$3,688	$3,527

Net earned premiums	$896	$908	$912	$913	$902	$891	$888	$875	$3,629	$3,556
Losses and loss adjustment expenses	620	722	707	757	641	674	659	778	2,806	2,752
Underwriting expenses	249	249	245	237	235	238	233	229	980	935
Statutory underwriting gain (loss)	$27	$(63)	$(40)	$(81)	$26	$(21)	$(4)	$(132)	$(157)	$(131)

Other statistics
GAAP combined ratio (2):
Loss and loss adjustment expense ratio	69.2%	79.5%	77.5%	82.9%	71.1%	75.6%	74.1%	89.0%	77.3%	77.4%
Underwriting expense ratio	26.6%	26.2%	25.8%	26.0%	25.4%	25.9%	25.3%	26.5%	26.1%	25.7%
Combined ratio	95.8%	105.7%	103.3%	108.9%	96.5%	101.5%	99.4%	115.5%	103.4%	103.1%

Impact of catastrophes on combined ratio	0.1%	6.8%	2.1%	1.0%	1.0%	3.8%	0.4%	7.9%	2.5%	3.3%
Impact of prior year reserve development on combined ratio	-0.1%	-0.3%	2.2%	3.7%	-0.2%	0.0%	0.9%	1.9%	1.4%	0.6%

Catastrophe losses, net of reinsurance:
Pre-tax	$1	$61	$20	$8	$9	$34	$4	$69	$90	$116
After-tax	$—	$41	$12	$6	$6	$22	$3	$44	$59	$75

Policies in force (in thousands)	2,497	2,502	2,501	2,494	2,473	2,423	2,353	2,278
Change from prior year quarter	2.0%	1.4%	0.8%	0.2%	-1.0%	-3.2%	-5.9%	-8.7%
Change from prior quarter	0.3%	0.2%	0.0%	-0.3%	-0.8%	-2.0%	-2.9%	-3.2%

(1)  Represents Automobile policies sold through agents, brokers and other intermediaries, and excludes direct to consumer.

(2)  Billing and policy fees and other, which are a component of other revenues, are allocated as a reduction of underwriting expenses. Billing and policy fees are as follows:

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2011	2011	2011	2011	2012	2012	2012	2012	2011	2012
Billing and policy fees and other	$12	$11	$11	$11	$12	$10	$11	$9	$45	$42

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc.
Selected Statistics - Personal Insurance (Agency Homeowners and Other) (1)
($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2011	2011	2011	2011	2012	2012	2012	2012	2011	2012

Statutory underwriting

Gross written premiums	$891	$1,136	$1,179	$1,015	$912	$1,135	$1,171	$1,002	$4,221	$4,220
Net written premiums	$845	$1,078	$1,056	$944	$855	$1,064	$1,056	$934	$3,923	$3,909

Net earned premiums	$932	$954	$974	$982	$973	$976	$986	$983	$3,842	$3,918
Losses and loss adjustment expenses	532	1,428	899	564	643	730	457	800	3,423	2,630
Underwriting expenses	263	308	312	282	262	309	315	294	1,165	1,180
Statutory underwriting gain (loss)	$137	$(782)	$(237)	$136	$68	$(63)	$214	$(111)	$(746)	$108

Other statistics
GAAP combined ratio (2):
Loss and loss adjustment expense ratio	57.1%	149.7%	92.3%	57.4%	66.0%	74.8%	46.4%	81.4%	89.1%	67.2%
Underwriting expense ratio	30.0%	29.3%	28.8%	29.3%	29.0%	29.4%	29.0%	29.5%	29.3%	29.2%
Combined ratio	87.1%	179.0%	121.1%	86.7%	95.0%	104.2%	75.4%	110.9%	118.4%	96.4%

Impact of catastrophes on combined ratio	5.6%	92.9%	39.6%	6.3%	10.7%	26.1%	3.6%	50.3%	36.1%	22.7%
Impact of prior year reserve development on combined ratio	-6.1%	-4.7%	-2.8%	-4.0%	-1.1%	-6.9%	-7.3%	-4.9%	-4.4%	-5.0%

Catastrophe losses, net of reinsurance:
Pre-tax	$52	$887	$385	$62	$104	$256	$35	$495	$1,386	$890
After-tax	$34	$576	$251	$40	$68	$166	$22	$322	$901	$578

Policies in force (in thousands)	5,135	5,157	5,167	5,162	5,128	5,061	4,945	4,821
Change from prior year quarter	2.7%	1.8%	1.3%	0.8%	-0.1%	-1.9%	-4.3%	-6.6%
Change from prior quarter	0.3%	0.4%	0.2%	-0.1%	-0.7%	-1.3%	-2.3%	-2.5%

(1)  Represents Homeowners and Other Lines sold through agents, brokers and other intermediaries, and excludes direct to consumer.

(2)  Billing and policy fees and other, which are a component of other revenues, are allocated as a reduction of underwriting expenses. Billing and policy fees are as follows:

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2011	2011	2011	2011	2012	2012	2012	2012	2011	2012
Billing and policy fees and other	$9	$9	$9	$9	$10	$8	$9	$8	$36	$35

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc.
Selected Statistics - Direct to Consumer (1)
($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2011	2011	2011	2011	2012	2012	2012	2012	2011	2012

Net written premiums
Automobile	$24	$24	$27	$25	$29	$28	$32	$26	$100	$115
Homeowners and other	6	9	9	10	9	11	12	11	34	43
Total net written premiums	$30	$33	$36	$35	$38	$39	$44	$37	$134	$158

Revenues
Premiums	$25	$29	$30	$34	$35	$36	$38	$38	$118	$147
Other revenues	1	—	1	—	—	—	1	—	2	1
Total revenues	26	29	31	34	35	36	39	38	120	148

Claims and expenses
Claims and claim adjustment expenses	23	36	28	27	31	31	27	34	114	123
Amortization of deferred acquisition costs	1	—	1	1	1	1	1	—	3	3
General and administrative expenses	53	48	54	51	42	42	61	51	206	196
Total claims and expenses	77	84	83	79	74	74	89	85	323	322

Operating loss before federal income taxes	(51)	(55)	(52)	(45)	(39)	(38)	(50)	(47)	(203)	(174)
Income taxes	(18)	(19)	(18)	(16)	(14)	(13)	(17)	(17)	(71)	(61)
Operating loss	$(33)	$(36)	$(34)	$(29)	$(25)	$(25)	$(33)	$(30)	$(132)	$(113)

Other statistics
Policies in force (in thousands)
Automobile	62	68	73	77	81	82	83	83
Homeowners and other	48	53	59	63	67	72	75	77

Unfavorable prior year reserve development	$3	$2	$2	$—	$2	$1	$(2)	$(2)	$7	$(1)

Catastrophes, net of reinsurance:
Pre-tax	$—	$9	$3	$1	$2	$3	$1	$6	$13	$12
After-tax	$—	$5	$2	$—	$1	$2	$1	$4	$7	$8

(1)  Represents incremental premiums, other revenues and claims and expenses of Direct to Consumer business activities included in Personal Insurance operating income (loss).

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc.
Interest Expense and Other
($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2011	2011	2011	2011	2012	2012	2012	2012	2011	2012

Revenues
Other revenues	$—	$—	$—	$(1)	$(4)	$—	$—	$(8)	$(1)	$(12)

Claims and expenses
Interest expense	96	97	97	96	96	96	93	93	386	378
General and administrative expenses	15	30	5	6	7	5	5	6	56	23
Total claims and expenses	111	127	102	102	103	101	98	99	442	401

Operating loss before federal income tax benefit	(111)	(127)	(102)	(103)	(107)	(101)	(98)	(107)	(443)	(413)
Income taxes	(43)	(46)	(37)	(38)	(39)	(35)	(36)	(42)	(164)	(152)
Operating loss	$(68)	$(81)	$(65)	$(65)	$(68)	$(66)	$(62)	$(65)	$(279)	$(261)

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc.
Consolidated Balance Sheet
(in millions)

	December 31,	December 31,
	2012 (1)	2011

Assets
Fixed maturities, available for sale, at fair value (amortized cost $60,829 and $59,994)	$65,393	$64,232
Equity securities, available for sale, at fair value (cost $462 and $414)	645	559
Real estate investments	883	865
Short-term securities	3,483	3,594
Other investments	3,434	3,451
Total investments	73,838	72,701

Cash	330	214
Investment income accrued	752	768
Premiums receivable	5,872	5,730
Reinsurance recoverables	10,712	11,155
Ceded unearned premiums	856	828
Deferred acquisition costs	1,792	1,786
Deferred taxes	—	7
Contractholder receivables	4,806	5,186
Goodwill	3,365	3,365
Other intangible assets	381	433
Other assets	2,234	2,402
Total assets	$104,938	$104,575

Liabilities
Claims and claim adjustment expense reserves	$50,922	$51,392
Unearned premium reserves	11,241	11,102
Contractholder payables	4,806	5,186
Payables for reinsurance premiums	346	389
Deferred taxes	338	—
Debt	6,350	6,605
Other liabilities	5,530	5,424
Total liabilities	79,533	80,098

Shareholders’ equity
Common stock (1,750.0 shares authorized; 377.4 and 392.8 shares issued and outstanding)	21,161	20,732
Retained earnings	21,352	19,579
Accumulated other comprehensive income	2,236	2,005
Treasury stock, at cost (372.3 and 349.0 shares)	(19,344)	(17,839)
Total shareholders’ equity	25,405	24,477
Total liabilities and shareholders’ equity	$104,938	$104,575

(1)  Preliminary.

Certain prior period amounts have been restated to conform to the 2012 presentation.

The Travelers Companies, Inc.
Investment Portfolio
(at carrying value, $ in millions)

	December 31,	Pre-tax Book	December 31,	Pre-tax Book
	2012	Yield (1)	2011	Yield (1)
Investment portfolio

Taxable fixed maturities (including redeemable preferred stock)	$27,188	3.92%	$25,711	4.33%
Tax-exempt fixed maturities	38,205	3.87%	38,521	4.01%
Total fixed maturities	65,393	3.89%	64,232	4.14%

Non-redeemable preferred stocks	135	6.27%	131	6.30%
Common stocks	510		428
Total equity securities	645		559

Real estate investments	883		865

Short-term securities	3,483	0.21%	3,594	0.13%

Private equities	1,888		1,827
Hedge funds	381		535
Real estate partnerships	610		601
Mortgage loans	4	6.21%	36	6.28%
Trading securities	30		25
Other investments	521		427
Total other investments	3,434		3,451

Total investments	$73,838		$72,701

Net unrealized investment gains, net of tax, included in shareholders’ equity	$3,103		$2,871

(1)  Yields are provided for those investments with an embedded book yield.

The Travelers Companies, Inc.
Investment Portfolio - Fixed Maturities Data
(at carrying value, $ in millions)

	December 31,	December 31,
	2012	2011
Fixed maturities
U.S. Treasury securities and obligations of U.S. Government corporations and agencies	$2,222	$2,497
Obligations of states and political subdivisions:
Pre-refunded	9,025	7,332
All other	29,656	31,690
Total	38,681	39,022
Debt securities issued by foreign governments	2,257	2,318
Mortgage-backed securities - principally obligations of U.S. Government agencies	2,997	3,515
Corporates (including redeemable preferreds)	19,236	16,880
Total fixed maturities	$65,393	$64,232

Fixed Maturities

Quality Characteristics (1)

	December 31, 2012
	Amount	% of Total
Quality Ratings
Aaa	$28,108	43.0%
Aa	20,768	31.8
A	8,354	12.8
Baa	6,111	9.3
Total investment grade	63,341	96.9
Ba	989	1.5
B	462	0.7
Caa and lower	601	0.9
Total below investment grade	2,052	3.1
Total fixed maturities	$65,393	100.0%
Average weighted quality	Aa2, AA
Average duration of fixed maturities and short-term securities, net of securities lending activities and net receivables and payables on investment sales and purchases	3.2

(1)  Rated using external rating agencies or by Travelers when a public rating does not exist.  Below investment grade assets refer to securities rated “Ba” or below.

The Travelers Companies, Inc.
Investment Income
($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2011	2011	2011	2011	2012	2012	2012	2012	2011	2012

Gross investment income
Fixed maturities	$642	$634	$633	$634	$620	$611	$604	$604	$2,543	$2,439
Short-term securities	4	3	3	2	2	3	3	2	12	10
Other	140	129	62	24	128	133	124	91	355	476
	786	766	698	660	750	747	731	697	2,910	2,925
Investment expenses	7	8	8	8	10	9	9	8	31	36
Net investment income, pre-tax	779	758	690	652	740	738	722	689	2,879	2,889
Income taxes	157	152	129	111	147	149	144	133	549	573
Net investment income, after-tax	$622	$606	$561	$541	$593	$589	$578	$556	$2,330	$2,316

Effective tax rate	20.2%	20.1%	18.6%	16.9%	19.9%	20.2%	20.0%	19.2%	19.1%	19.8%

Average invested assets (1)	$70,771	$70,476	$70,474	$70,067	$69,494	$69,623	$69,813	$70,419	$70,471	$69,863

Average yield pre-tax (1)	4.4%	4.3%	3.9%	3.7%	4.3%	4.2%	4.1%	3.9%	4.1%	4.1%
Average yield after-tax	3.5%	3.4%	3.2%	3.1%	3.4%	3.4%	3.3%	3.2%	3.3%	3.3%

(1)  Excludes net unrealized investment gains, net of tax, and is adjusted for cash, receivables for investment sales, payables on investment purchases and accrued investment income.

The Travelers Companies, Inc.
Net Realized and Unrealized Investment Gains
($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2011	2011	2011	2011	2012	2012	2012	2012	2011	2012

Net realized investment gains (losses)
Fixed maturities	$10	$14	$—	$11	$8	$17	$14	$14	$35	$53
Equity securities	1	26	(4)	17	3	2	—	(1)	40	4
Other (1)	9	(21)	6	(14)	(1)	(15)	(16)	26	(20)	(6)
Realized investment gains (losses) before tax	20	19	2	14	10	4	(2)	39	55	51
Related taxes	7	6	1	5	5	—	1	13	19	19
Net realized investment gains (losses)	$13	$13	$1	$9	$5	$4	$(3)	$26	$36	$32

Gross investment gains (1)	$109	$102	$132	$107	$121	$78	$78	$97	$450	$374
Gross investment losses before impairments (1)	(85)	(79)	(118)	(88)	(107)	(70)	(77)	(54)	(370)	(308)
Net investment gains before impairments	24	23	14	19	14	8	1	43	80	66
Other-than-temporary impairment losses	(4)	(4)	(12)	(5)	(4)	(4)	(3)	(4)	(25)	(15)
Net realized investment gains (losses) before tax	20	19	2	14	10	4	(2)	39	55	51
Related taxes	7	6	1	5	5	—	1	13	19	19
Net realized investment gains (losses)	$13	$13	$1	$9	$5	$4	$(3)	$26	$36	$32

	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,	September 30,	December 31,
	2011	2011	2011	2011	2012	2012	2012	2012

Net unrealized investment gains, net of tax, by asset type
Fixed maturities	$2,556	$3,209	$3,944	$4,238	$4,166	$4,392	$4,870	$4,564
Equity securities & other	193	176	118	161	181	176	209	197
Unrealized investment gains before tax	2,749	3,385	4,062	4,399	4,347	4,568	5,079	4,761
Related taxes	943	1,163	1,398	1,528	1,509	1,588	1,764	1,658

Balance, end of period	$1,806	$2,222	$2,664	$2,871	$2,838	$2,980	$3,315	$3,103

(1)  Includes the following gross investment gains and gross investment losses related to U.S. Treasury futures, which are settled daily:

Gross investment Treasury future gains	$47	$32	$46	$47	$47	$25	$27	$26	$172	$125
Gross investment Treasury future losses	$47	$53	$77	$57	$41	$38	$35	$25	$234	$139

The Company entered into these arrangements as part of its strategy to shorten the duration of its fixed maturity portfolio.  In a changing interest rate environment, the change in the value of the futures contracts can be expected to partially offset changes in the value of the fixed maturity portfolio.

The Travelers Companies, Inc.
Reinsurance Recoverables
($ in millions)

	December 31,	December 31,
	2012	2011
Gross reinsurance recoverables on paid and unpaid claims and claim adjustment expenses	$5,256	$6,255
Allowance for uncollectible reinsurance	(258)	(345)
Net reinsurance recoverables (i)	4,998	5,910
Mandatory pools and associations (ii)	2,549	2,020
Structured settlements (iii)	3,165	3,225
Total reinsurance recoverables	$10,712	$11,155

(i) The Company’s top five reinsurer groups, including retroactive reinsurance, included in net reinsurance recoverables is as follows:

	A.M. Best Rating of Group’s	December 31,	December 31,
Reinsurer	Predominant Reinsurer	2012	2011
Munich Re Group	A+ second highest of 16 ratings	$550	$670
Swiss Re Group	A+ second highest of 16 ratings	517	626
Alleghany Group (1)	A third highest of 16 ratings	302	349
XL Capital Group	A third highest of 16 ratings	266	281
Berkshire Hathaway Group	A++ highest of 16 ratings	258	289

The gross reinsurance recoverables on paid and unpaid claims and claim adjustment expenses represent the current and estimated future amounts due from reinsurers on known and incurred but not reported claims.  The ceded reserves are estimated in a manner consistent with the underlying direct and assumed reserves.  Although this total comprises recoverables due from nearly one thousand different reinsurance entities, about half is attributable to 10 reinsurer groups.

The net reinsurance recoverables reflect an allowance for uncollectible reinsurance that is based upon the Company’s ongoing review of amounts outstanding, reinsurer solvency, the Company’s experience, current economic conditions, and other relevant factors.  Of the total net recoverables due from reinsurers at December 31, 2012, after deducting mandatory pools and associations and structured settlement balances, $4.0 billion, or 80%, were rated by A.M. Best Company.  Of the total rated by A.M. Best Company, 99% were rated A- or better.  The remaining 20% net recoverables from reinsurers were comprised of the following:  7% related to the Company’s participation in voluntary pools, 11% related to recoverables from captive insurance companies and 2% were balances from other companies not rated by A.M. Best Company.  In addition, $1.5 billion of the net recoverables were collateralized by letters of credit, funds held or trust agreements at December 31, 2012.

(ii) The mandatory pools and associations represent various involuntary assigned risk pools that the Company is required to participate in.  These pools principally involve workers’ compensation and automobile insurance, which provide various insurance coverages to insureds that otherwise are unable to purchase coverage in the open market.  The costs of these mandatory pools in most states are usually charged back to the participating members in proportion to voluntary writings of related business in that state.  In the event that a member of the pool becomes insolvent, the remaining members assume an additional pro rata share of the pool’s liabilities.

(iii) Included in reinsurance recoverables are certain amounts related to structured settlements, which comprise annuities purchased from various life insurance companies to settle certain personal physical injury claims, of which workers’ compensation claims comprise a significant portion.  In cases where the Company did not receive a release from the claimant, the amount due from the life insurance company related to the structured settlement is included in the Company’s consolidated balance sheet as a liability and as a reinsurance recoverable, as the Company retains the contingent liability to pay the claimant in the event that the life insurance company fails to make the required annuity payments.  The Company would be required to make such payments, to the extent the purchased annuities are not covered by state guaranty associations. The Company’s top five groups by structured settlement is as follows:

	A.M. Best Rating of Group’s	December 31,	December 31,
Group	Predominant Insurer	2012	2011
Fidelity and Guaranty Life	B++ fifth highest of 16 ratings	$981	$1,007
Metlife	A+ second highest of 16 ratings	474	488
Genworth Financial Group	A third highest of 16 ratings	437	449
Symetra Financial Corporation	A third highest of 16 ratings	256	264
John Hancock Group	A+ second highest of 16 ratings	190	189

(1)  In 1Q 2012, Alleghany Corporation and Transatlantic Holdings, Inc. completed their merger.  As a result, Transatlantic became an operating subsidiary of Alleghany.

Certain prior period amounts have been restated to conform to the 2012 presentation.

The Travelers Companies, Inc.
Net Reserves for Losses and Loss Adjustment Expense
($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2011	2011	2011	2011	2012	2012	2012	2012	2011	2012
Statutory Basis Reserves for Losses and Loss Adjustment Expenses

Business Insurance
Beginning of period	$30,505	$30,489	$31,158	$31,253	$31,131	$31,006	$31,126	$31,051	$30,505	$31,131
Incurred	1,736	2,540	2,167	1,846	1,663	2,057	1,860	2,147	8,289	7,727
Paid	(1,759)	(1,874)	(2,059)	(1,968)	(1,792)	(1,932)	(1,937)	(2,080)	(7,660)	(7,741)
Foreign exchange and other	7	3	(13)	—	4	(5)	2	2	(3)	3
End of period	$30,489	$31,158	$31,253	$31,131	$31,006	$31,126	$31,051	$31,120	$31,131	$31,120

Financial, Professional & International Insurance
Beginning of period	$6,068	$6,267	$6,297	$6,076	$6,019	$6,045	$5,992	$5,894	$6,068	$6,019
Incurred	430	375	294	375	341	299	307	359	1,474	1,306
Paid	(294)	(357)	(412)	(428)	(361)	(307)	(453)	(411)	(1,491)	(1,532)
Foreign exchange and other	63	12	(103)	(4)	46	(45)	48	7	(32)	56
End of period	$6,267	$6,297	$6,076	$6,019	$6,045	$5,992	$5,894	$5,849	$6,019	$5,849

Personal Insurance
Beginning of period	$3,662	$3,545	$4,027	$3,909	$3,749	$3,740	$3,807	$3,583	$3,662	$3,749
Incurred	1,176	2,185	1,633	1,349	1,314	1,435	1,143	1,613	6,343	5,505
Paid	(1,293)	(1,703)	(1,751)	(1,509)	(1,323)	(1,368)	(1,367)	(1,509)	(6,256)	(5,567)
End of period	$3,545	$4,027	$3,909	$3,749	$3,740	$3,807	$3,583	$3,687	$3,749	$3,687

Total
Beginning of period	$40,235	$40,301	$41,482	$41,238	$40,899	$40,791	$40,925	$40,528	$40,235	$40,899
Incurred	3,342	5,100	4,094	3,570	3,318	3,791	3,310	4,119	16,106	14,538
Paid	(3,346)	(3,934)	(4,222)	(3,905)	(3,476)	(3,607)	(3,757)	(4,000)	(15,407)	(14,840)
Foreign exchange and other	70	15	(116)	(4)	50	(50)	50	9	(35)	59
End of period	$40,301	$41,482	$41,238	$40,899	$40,791	$40,925	$40,528	$40,656	$40,899	$40,656

Prior Year Reserve Development: Unfavorable (Favorable)

Business Insurance
Asbestos	$—	$—	$175	$—	$—	$—	$167	$—	$175	$167
Environmental	—	76	—	—	—	90	—	—	76	90
All other	(143)	(103)	(201)	(49)	(248)	(148)	(208)	(120)	(496)	(724)
Prior year development excluding accretion of discount	(143)	(27)	(26)	(49)	(248)	(58)	(41)	(120)	(245)	(467)
Accretion of discount	11	12	11	11	12	13	12	11	45	48
Total Business Insurance	(132)	(15)	(15)	(38)	(236)	(45)	(29)	(109)	(200)	(419)

Financial, Professional & International Insurance
Asbestos	—	—	—	—	—	—	8	—	—	8
All other	(39)	(96)	(153)	(72)	(46)	(96)	(95)	(69)	(360)	(306)
Total Financial, Professional & International Insurance	(39)	(96)	(153)	(72)	(46)	(96)	(87)	(69)	(360)	(298)

Personal Insurance	(55)	(45)	(5)	(5)	(10)	(67)	(65)	(33)	(110)	(175)
Total	$(226)	$(156)	$(173)	$(115)	$(292)	$(208)	$(181)	$(211)	$(670)	$(892)

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc.
Asbestos and Environmental Reserves
($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2011	2011	2011	2011	2012	2012	2012	2012	2011	2012

Asbestos reserves
Beginning reserves:
Gross	$2,941	$2,876	$2,808	$2,921	$2,780	$2,724	$2,660	$2,771	$2,941	$2,780
Ceded	(393)	(374)	(370)	(388)	(341)	(340)	(335)	(324)	(393)	(341)
Net	2,548	2,502	2,438	2,533	2,439	2,384	2,325	2,447	2,548	2,439
Incurred losses and loss expenses:
Gross	—	—	195	—	—	—	171	—	195	171
Ceded	—	—	(20)	—	—	—	4	—	(20)	4
Losses paid:
Gross	65	68	82	141	56	64	60	82	356	262
Ceded	(19)	(4)	(2)	(47)	(1)	(5)	(7)	(13)	(72)	(26)
Ending reserves:
Gross	2,876	2,808	2,921	2,780	2,724	2,660	2,771	2,689	2,780	2,689
Ceded	(374)	(370)	(388)	(341)	(340)	(335)	(324)	(311)	(341)	(311)
Net	$2,502	$2,438	$2,533	$2,439	$2,384	$2,325	$2,447	$2,378	$2,439	$2,378

Environmental reserves
Beginning reserves:
Gross	$354	$339	$394	$373	$346	$321	$396	$380	$354	$346
Ceded	(3)	(3)	(6)	(6)	(5)	(4)	(9)	(7)	(3)	(5)
Net	351	336	388	367	341	317	387	373	351	341
Incurred losses and loss expenses:
Gross	—	80	—	—	—	96	3	—	80	99
Ceded	—	(4)	—	—	—	(6)	(3)	—	(4)	(9)
Losses paid:
Gross	15	25	21	27	25	21	19	28	88	93
Ceded	—	(1)	—	(1)	(1)	(1)	(5)	(2)	(2)	(9)
Ending reserves:
Gross	339	394	373	346	321	396	380	352	346	352
Ceded	(3)	(6)	(6)	(5)	(4)	(9)	(7)	(5)	(5)	(5)
Net	$336	$388	$367	$341	$317	$387	$373	$347	$341	$347

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc.
Capitalization
($ in millions)

	December 31,	December 31,
	2012	2011
Debt

Short-term debt
Commercial paper	$100	$100
5.375% Senior notes due June 15, 2012	—	250
5.00% Senior notes due March 15, 2013 (1)	500	—
Total short-term debt	600	350

Long-term debt
5.00% Senior notes due March 15, 2013 (1)	—	500
5.50% Senior notes due December 1, 2015 (1)	400	400
6.25% Senior notes due June 20, 2016 (1)	400	400
5.75% Senior notes due December 15, 2017 (1)	450	450
5.80% Senior notes due May 15, 2018 (1)	500	500
5.90% Senior notes due June 2, 2019 (1)	500	500
3.90% Senior notes due November 1, 2020 (1)	500	500
7.75% Senior notes due April 15, 2026	200	200
7.625% Junior subordinated debentures due December 15, 2027	125	125
6.375% Senior notes due March 15, 2033 (1)	500	500
6.75% Senior notes due June 20, 2036 (1)	400	400
6.25% Senior notes due June 15, 2037 (1)	800	800
5.35% Senior notes due November 1, 2040 (1)	750	750
8.50% Junior subordinated debentures due December 15, 2045	56	56
8.312% Junior subordinated debentures due July 1, 2046	73	73
6.25% Fixed-to-floating rate junior subordinated debentures due March 15, 2067 (1)	107	115
Total long-term debt	5,761	6,269
Unamortized fair value adjustment	52	53
Unamortized debt issuance costs	(63)	(67)
	5,750	6,255
Total debt	6,350	6,605

Common equity (excluding net unrealized investment gains, net of tax)	22,302	21,606

Total capital (excluding net unrealized investment gains, net of tax)	$28,652	$28,211

Total debt to capital (excluding net unrealized investment gains, net of tax)	22.2%	23.4%

(1)  Redeemable anytime with “make-whole” premium.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc.
Statutory to GAAP Shareholders’ Equity Reconciliation
($ in millions)

	December 31,	December 31,
	2012 (1)	2011

Statutory basis surplus	$20,048	$19,174

GAAP adjustments

Goodwill and intangible assets	3,573	3,621

Investments	5,351	4,883

Noninsurance companies	(4,302)	(4,219)

Deferred acquisition costs	1,792	1,786

Deferred federal income tax	(2,220)	(1,946)

Current federal income tax	(9)	(40)

Reinsurance recoverables	201	242

Furniture, equipment & software	664	708

Employee benefits	(13)	(9)

Agents balances	151	140

Other	169	137

Total GAAP adjustments	5,357	5,303

GAAP shareholders’ equity	$25,405	$24,477

(1) Estimated and Preliminary

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc.
Statement of Cash Flows - Preliminary
($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2011	2011	2011	2011	2012	2012	2012	2012	2011	2012

Cash flows from operating activities
Net income (loss)	$839	$(364)	$333	$618	$806	$499	$864	$304	$1,426	$2,473
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Net realized investment (gains) losses	(20)	(19)	(2)	(14)	(10)	(4)	2	(39)	(55)	(51)
Depreciation and amortization	208	197	194	203	216	196	206	209	802	827
Deferred federal income tax expense (benefit)	153	(16)	22	(96)	119	6	96	2	63	223
Amortization of deferred acquisition costs	948	970	982	976	971	976	986	977	3,876	3,910
Equity in income from other investments	(122)	(109)	(48)	(2)	(114)	(114)	(43)	(71)	(281)	(342)
Premiums receivable	(167)	(375)	103	202	(151)	(317)	161	169	(237)	(138)
Reinsurance recoverables	218	7	21	563	495	257	174	(473)	809	453
Deferred acquisition costs	(964)	(1,009)	(1,015)	(893)	(984)	(1,016)	(1,005)	(909)	(3,881)	(3,914)
Claims and claim adjustment expense reserves	(251)	1,140	(149)	(894)	(504)	(95)	(597)	656	(154)	(540)
Unearned premium reserves	175	220	217	(424)	117	229	160	(383)	188	123
Other	(384)	(374)	259	112	(147)	(166)	497	22	(387)	206
Net cash provided by operating activities	633	268	917	351	814	451	1,501	464	2,169	3,230

Cash flows from investing activities
Proceeds from maturities of fixed maturities	1,849	1,385	2,007	2,163	1,615	2,552	1,688	2,514	7,404	8,369
Proceeds from sales of investments:
Fixed maturities	490	246	106	319	223	319	182	363	1,161	1,087
Equity securities	8	39	4	84	15	7	9	6	135	37
Real estate investments	—	—	1	—	—	3	—	50	1	53
Other investments	161	124	197	112	203	183	130	319	594	835
Purchases of investments:
Fixed maturities	(1,824)	(1,723)	(2,677)	(2,480)	(2,604)	(2,596)	(2,477)	(2,770)	(8,704)	(10,447)
Equity securities	(51)	(52)	(15)	(13)	(10)	(23)	(6)	(9)	(131)	(48)
Real estate investments	(30)	(5)	(6)	(25)	(5)	(53)	(4)	(33)	(66)	(95)
Other investments	(107)	(522)	(129)	(131)	(114)	(107)	(71)	(242)	(889)	(534)
Net sales (purchases) of short-term securities	(31)	628	216	1,205	226	141	(408)	158	2,018	117
Securities transactions in course of settlement	134	79	(17)	(196)	248	(171)	(24)	(76)	—	(23)
Other	(69)	(74)	(105)	(123)	(92)	(41)	(96)	(94)	(371)	(323)
Net cash provided by (used in) investing activities	530	125	(418)	915	(295)	214	(1,077)	186	1,152	(972)

Certain prior period amounts have been restated to conform to the 2012 presentation.

The Travelers Companies, Inc.
Statement of Cash Flows - Preliminary (Continued)
($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2011	2011	2011	2011	2012	2012	2012	2012	2011	2012

Cash flows from financing activities
Payment of debt	—	(8)	—	—	—	(258)	—	—	(8)	(258)
Dividends paid to shareholders	(155)	(174)	(171)	(165)	(161)	(180)	(178)	(175)	(665)	(694)
Issuance of common stock - employee share options	168	77	25	44	77	93	77	48	314	295
Treasury stock acquired - share repurchase authorization	(1,104)	(256)	(395)	(1,164)	(354)	(353)	(349)	(418)	(2,919)	(1,474)
Treasury stock acquired - net employee share-based compensation	(44)	(2)	—	—	(52)	—	—	(1)	(46)	(53)
Excess tax benefits from share-based payment arrangements	7	4	6	1	12	7	13	6	18	38
Net cash used in financing activities	(1,128)	(359)	(535)	(1,284)	(478)	(691)	(437)	(540)	(3,306)	(2,146)

Effect of exchange rate changes on cash	4	—	(6)	1	3	(2)	3	—	(1)	4

Net increase (decrease) in cash	39	34	(42)	(17)	44	(28)	(10)	110	14	116
Cash at beginning of period	200	239	273	231	214	258	230	220	200	214
Cash at end of period	$239	$273	$231	$214	$258	$230	$220	$330	$214	$330

Income taxes paid (received)	$112	$179	$(14)	$(59)	$20	$276	$14	$(122)	$218	$188
Interest paid	$35	$156	$35	$156	$35	$156	$35	$149	$382	$375

The Travelers Companies, Inc.
Financial Supplement - Fourth Quarter 2012
Glossary of Financial Measures and Description of Reportable Business Segments

The following measures are used by the Company’s management to evaluate financial performance against historical results and establish targets on a consolidated basis. In some cases, these measures are considered non-GAAP financial measures under applicable SEC rules because they are not displayed as separate line items in the consolidated financial statements or are not required to be disclosed in the notes to financial statements or, in some cases, include or exclude certain items not ordinarily included or excluded in the most comparable GAAP financial measure.

In the opinion of the Company’s management, a discussion of these measures provides investors, financial analysts, rating agencies and other financial statement users with a better understanding of the significant factors that comprise the Company’s periodic results of operations and how management evaluates the Company’s financial performance. Internally, the Company’s management uses these measures to evaluate performance against historical results and establish financial targets on a consolidated basis.

Some of these measures exclude net realized investment gains (losses), net of tax, and/or net unrealized investment gains (losses), net of tax, which can be significantly impacted by both discretionary and other economic factors and are not necessarily indicative of operating trends.

Other companies may calculate these measures differently, and, therefore, their measures may not be comparable to those used by the Company’s management.

Operating income (loss) is net income (loss) excluding the after-tax impact of net realized investment gains (losses). Management uses operating income (loss) to analyze each segment’s performance and as a tool in making business decisions. Financial statement users also consider operating income when analyzing the results and trends of insurance companies. Operating earnings (loss) per share is operating income (loss) on a per common share basis.

Average shareholders’ equity is (a) the sum of total shareholders’ equity excluding preferred stock at the beginning and end of each of the quarters for the period presented divided by (b) the number of quarters in the period presented times two. Adjusted shareholders’ equity is shareholders’ equity excluding net unrealized investment gains (losses), net of tax, net realized investment gains (losses), net of tax, for the period presented and preferred stock. Adjusted average shareholders’ equity is average shareholders’ equity excluding net unrealized investment gains (losses), net of tax, for all quarters included in the calculation and, for each quarterly period included in the calculation that quarter’s net realized investment gains (losses), net of tax.

Return on equity is the ratio of annualized net income (loss) less preferred dividends to average shareholders’ equity for the periods presented. Operating return on equity is the ratio of annualized operating income (loss) less preferred dividends to adjusted average shareholders’ equity for the periods presented. In the opinion of the Company’s management, these are important indicators of how well management creates value for its shareholders through its operating activities and its capital management.

Underwriting gain (loss) is net earned premiums and fee income less claims and claim adjustment expenses and insurance-related expenses. In the opinion of the Company’s management, it is important to measure the profitability of each segment excluding the results of investing activities, which are managed separately from the insurance business. This measure is used to assess each segment’s business performance and as a tool in making business decisions.

A catastrophe is a severe loss, resulting from natural and man-made events, including risks such as fire, earthquake, windstorm, explosion, terrorism and other similar events. Each catastrophe has unique characteristics, and catastrophes are not predictable as to timing or amount. Their effects are included in net and operating income and claims and claim adjustment expense reserves upon occurrence. A catastrophe may result in the payment of reinsurance reinstatement premiums and assessments from various pools. In the opinion of the Company’s management, a discussion of the impact of catastrophes is meaningful to users of the financial statements to understand the Company’s periodic earnings and the variability in periodic earnings caused by the unpredictable nature of catastrophes.

Net favorable (unfavorable) prior year loss reserve development is the increase or decrease in incurred claims and claim adjustment expenses as a result of the re-estimation of claims and claim adjustment expense reserves at successive valuation dates for a given group of claims, which may be related to one or more prior years. In the opinion of the Company’s management, a discussion of loss reserve development is meaningful to users of the financial statements as it allows them to assess the impact between prior and current year development on incurred claims and claim adjustment expenses, net and operating income (loss), and changes in claims and claim adjustment expense reserve levels from period to period.

GAAP combined ratio is the sum of the loss and loss adjustment expense ratio (loss and LAE ratio) and the underwriting expense ratio. For GAAP, the loss and LAE ratio is the ratio of incurred losses and loss adjustment expenses reduced by an allocation of fee income to net earned premiums. The underwriting expense ratio is the ratio of underwriting expenses incurred reduced by an allocation of fee income, and billing and policy fees and other to net earned premiums. A GAAP combined ratio under 100% generally indicates an underwriting profit. A GAAP combined ratio over 100% generally indicates an underwriting loss. The GAAP combined ratio is an operating statistic that includes GAAP measures in the numerator and the denominator.

GAAP combined ratio excluding the incremental impact of the direct to consumer initiative is the GAAP combined ratio adjusted to exclude the direct, variable impact of the Company’s direct-to-consumer initiative in Personal Insurance.  In the opinion of the Company’s management, this is useful in an analysis of the profitability of the Company’s ongoing agency business.

Gross written premiums reflect the direct and assumed contractually determined amounts charged to policyholders for the effective period of the contract based on the terms and conditions of the insurance contract. Net written premiums reflect gross written premiums less premiums ceded to reinsurers.

Book value per share is total common shareholders’ equity divided by the number of common shares outstanding. Adjusted book value per share is total common shareholders’ equity excluding the after-tax impact of net unrealized investment gains and losses, divided by the number of common shares outstanding. In the opinion of the Company’s management, adjusted book value is useful in an analysis of a property casualty company’s book value as it removes the effect of changing prices on invested assets, (i.e., net unrealized investment gains (losses), net of tax) which do not have an equivalent impact on unpaid claims and claim adjustment expense reserves.

Total capital is the sum of total shareholders’ equity and debt. Debt-to-capital ratio excluding net unrealized gain (loss) on investments is the ratio of debt to total capital excluding the after-tax impact of net unrealized investment gains and losses. In the opinion of the Company’s management, the debt to capital ratio is useful in an analysis of the Company’s financial leverage.

Statutory basis surplus represents the excess of an insurance company’s assets over its liabilities in accordance with statutory accounting practices.

Travelers has organized its businesses into the following reportable business segments:

Business Insurance - The Business Insurance segment offers a broad array of property and casualty insurance and insurance-related services to its clients primarily in the United States. Business Insurance is organized into the following six groups, which collectively comprise Business Insurance Core operations: Select Accounts; Commercial Accounts; National Accounts; Industry-Focused Underwriting including Construction, Technology, Public Sector Services, Oil & Gas, and Agribusiness; Target Risk Underwriting including National Property, Inland Marine, Ocean Marine, Excess Casualty, Boiler & Machinery, and Global Partner Services; and Specialized Distribution including Northland and National Programs. Business Insurance also includes the Special Liability Group (which manages the Company’s asbestos and environmental liabilities) and the assumed reinsurance, and certain other runoff operations, which collectively are referred to as Business Insurance Other.

Financial, Professional & International Insurance - The Financial, Professional & International Insurance segment includes surety and financial liability coverages, which primarily use credit-based underwriting processes, as well as property and casualty products that are primarily marketed on a domestic basis in the United Kingdom, Canada and the Republic of Ireland, and on an international basis through Lloyd’s. The segment includes Bond & Financial Products as well as International.

Personal Insurance - The Personal Insurance segment writes a broad range of property and casualty insurance covering individuals’ personal risks. The primary products of automobile and homeowners insurance are complemented by a broad suite of related coverages.